UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811-05052

 Value Line New York Tax Exempt Trust
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: January 31, 2010

Date of reporting period: July 31, 2009

Item I.  Reports to Stockholders.

A copy of the Semi -Annual Report to Stockholders for the period ended 7/31/09 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC	S E M I - A N N U A L R E P O R T
	220 East 42nd Street	J u l y 3 1 , 2 0 0 9
New York, NY 10017-5891

DISTRIBUTOR	EULAV Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
	Kansas City, MO 64121-9729	Value Line New York Tax Exempt Trust

INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272

DIRECTORS	Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort

OFFICERS	Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Emily D. Washington
Treasurer

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

#00068209

Value Line New York Tax Exempt Trust

To Our Value Line New York

To Our Shareholders (unaudited):

Enclosed is your semi-annual report for the period ended July 31, 2009. I encourage you to carefully review this report, which includes economic observations, your Trust’s performance data and highlights, schedule of investments, and financial statements.

For the six months ended July 31, 2009, the total return of the Value Line New York Tax Exempt Trust was 2.46%. Over the same time period, the Barclays Capital Municipal Bond Index reported a return of 4.38%. (1)

The credit markets have begun to experience improvement following the financial turmoil that began about two years ago. The Federal Government has taken strong measures to combat this crisis. The Federal Reserve has kept the Fed Funds Rate at just over zero percent and the Troubled Asset Relief Program (TARP) was established to enable financial companies to return to more profitable positions. Given the uncertain economic environment, the flight to quality in short-term instruments continues to be the one constant in the markets. In the municipal bond market, short prerefunded bonds were in much demand and their yields plummeted in response. The Value Line New York Tax Exempt Trust began the period with almost 10% of its market value invested in prerefunded bonds. The Trust reduced its weighting in this sector to move into higher yielding and longer duration paper. The credit sectors, which had the strongest performance during the six-month period ended July 31, 2009, were the higher yielding sectors as credit spreads contracted. Housing bonds especially have consistently outperformed the market. The Barclays Capital Municipal Bond Index has a 2% weighting in housing bonds while the Trust does not own bonds in that sector. The two other strongest performing sectors were hospitals and industrial revenue that have a combined weighting of 10% in the Index. The Trust is also underweighted in these sectors with holdings that represent 6% of its market value. During the period, the Trust has focused on bonds with strong underlying quality as many states and municipalities struggled with declining revenues.

Going forward, the Trust will continue to maximize credit quality. The average duration of the bonds held in the Trust was shorter than the Index since the end of January. New issue supply in the long end of the tax exempt bond market will be reduced through the rest of the year as the Build America part of the TARP program supports taxable municipal bonds. This in effect has diverted supply from the tax-exempt market in to the taxable bond market. The Trust will look to extend its duration by investing in long term paper in an effort to take advantage to any spread tightening from the lack of supply in long bonds.

Our goal remains to provide a maximum level of income exempt from all New York and Federal income taxes while avoiding undue risk to principal.

As always, your confidence in Value Line Funds is appreciated. We continue to welcome the opportunity to serve your long-term investment goals.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

September 15, 2009

(1)
The Barclays Capital Municipal Bond Index is a total-return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index.

Value Line New York Tax Exempt Trust

Tax Exempt Trust Shareholders

Economic Observations (unaudited)

The deep and prolonged recession, which commenced during the latter part of 2007, has run its course. Specifically, the downturn, which had produced steep declines of 5.4% and6.4% in the nation’s gross domestic product in the fourth quarter of 2008 and the first quarter of this year, respectively, appears to have ended in the now concluding third quarter. For example, following a more limited business setback in the second quarter, when GDP eased by just 1.0%, the economy snapped back over the summer, producing growth that may well have averaged 2%-3% in the third quarter. GDP should move ahead at a similar measured pace over the final three months of 2009, underpinned by further, uneven gains in consumer spending and industrial activity. It is worth noting that this prospective rate of GDP growth would be below the historical norm of 3%-4%. The problem is that there is just too much aggregate weakness in certain core business sectors, notably home prices and employment growth, to generate the higher level of consumer activity needed for more significant rates of GDP growth, in our opinion.

The now apparently ended recession was traceable to several events, beginning with sharp declines in housing construction, home sales, and real estate prices. We also experienced a large reduction in credit availability, a high level of bank failures, increasing foreclosure rates, surging unemployment, slumping retail activity, and weak manufacturing. Unfortunately, some of these problems are likely to remain with us for several quarters more-most notably the decline in home prices and the increase in unemployment. Such ongoing difficulties underscore why we still expect somewhat below-trend rates of economic growth though 2010. Encouragingly, though, the majority of economic indicators are either stabilizing or improving selectively. It is much the same overseas, where severe business declines had earlier been seen across Europe and Asia. Those setbacks, which generally got under way several months after our own reversal commenced, have also largely run their course. Following this initially modest business recovery, which we expect to continue through much of2010, we would look for enough brightening in both the housing and the employment pictures to underpin a more definitive global economic recovery in 2011.

Inflation, which had moved sharply higher in this country last year, following dramatic increases in oil, food, and commodity prices, has proceeded in a largely uneven fashion in more recent months, reflecting rapid, but often shortlived, gyrations in key pricing categories. We expect prices to remain quite volatile, with further sharp up and down swings in oil and commodities being the norm as the economy transitions from recession to recovery. Overall, we think that prices will increase less sharply going forward over the next year or two than they did before the recent downward spiral in the 2007-2009 recession. Looking further out, we anticipate some pricing pressures will evolve with the accompanying sustained expansion in economic strength over the next several years. The Federal Reserve, meanwhile, is unlikely to start raising interest rates for another several months. Clearly, the risks to the sustainability of the formative, and still tenuous, economic up cycle would seem too great for the central bank to consider tightening the credit reins at this time.

Value Line New York Tax Exempt Trust

TRUST EXPENSES (unaudited):

Example

As a shareholder of the Trust, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 through July 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 2/1/09	Ending account value 7/31/09	Expenses paid during period 2/1/09 thru 7/31/09*
Actual	$1,000.00	$1,024.70	$4.12
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11

*
Expenses are equal to the Trust’s annualized expense ratio of 0.82% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line New York Tax Exempt Trust

Portfolio Highlights at July 31, 2009 (unaudited)

Ten Largest Holdings

Issue	Principal Amount	Value	Percentage of Net Assets
Thruway Authority, Revenue Bonds, 5.00%, 4/1/20	$1,085,000	$1,155,590	6.7%
Urban Development Corp., 5.00%, 1/1/20	$1,000,000	$1,055,490	6.1%
Triborough Bridge & Tunnel Authority, 5.13%, 11/15/26	$1,000,000	$1,026,020	5.9%
Sales Tax Asset Receivables Corp., 5.00%, 10/15/20	$850,000	$930,937	5.4%
Dormitory Authority, Revenue Bonds, 0.0%, 7/1/39	$1,000,000	$866,420	5.0%
Municipal Water Finance Authority, Water and Sewer Revenue, Revenue Bonds, 5.50%, 6/15/33	$800,000	$841,520	4.9%
Trust for Cultural Resources Revenue Refunding Bonds, 5.00%, 4/1/28	$750,000	$781,305	4.5%
Transitional Finance Authority, Building Aid Revenue Bonds, 5.00%, 7/15/23	$725,000	$741,457	4.3%
Metropolitan Transportation Authority, New York Dedicated Tax Fund, 5.00%, 11/15/34	$750,000	$736,005	4.2%
Dormitory Authority, Revenue Bonds, 5.00%, 7/1/29	$710,000	$727,423	4.2%

Asset Allocation — Percentage of Total Net Assets

Sector Weightings — Percentage of Total Municipal Securities

Value Line New York Tax Exempt Trust

Schedule of Investments (unaudited)

Principal Amount		Rating (unaudited)		Value
LONG-TERM MUNICIPAL SECURITIES (96.5%)

	NEW YORK CITY (27.4%)
$350,000	General Obligation Unlimited, Fiscal 2008, Subser C-1, FSA Insured, 5.00%, 10/1/24	Aa3		$365,477
615,000	Industrial Development Agency Revenue, Revenue Bonds, Yankee Stadium-Pilot, NATL-RE Insured, 5.00%, 3/1/11	Baa1		634,705
	Municipal Water Finance Authority, Water and Sewer Revenue, Revenue Bonds:
800,000	5.50%, 6/15/33	Aa2		841,520
45,000	Ser. DD, 5.00%, 6/15/32	Aa3		45,286
500,000	Ser. C, 4.75%, 6/15/33	Aa2		488,795
250,000	Ser. DD, 4.50%, 6/15/38	Aa3		227,445
725,000	Transitional Finance Authority, Building Aid Revenue Bonds, Fiscal 2007, Ser. S-1, FGIC Insured, 5.00%, 7/15/23	A1		741,457
575,000	Transitional Finance Authority, Revenue Bonds, Subordinated Future Tax Secured, Ser. B, 5.00%, 11/1/23	Aa2		613,945
750,000	Trust for Cultural Resources Revenue Refunding Bonds, Museum Modern Art - 1A, 5.00%, 4/1/28	Aa2		781,305
				4,739,935
	NEW YORK STATE (60.0%)
150,000	Convention Center Development, Revenue Bonds, Hotel Unit Fee Secured, AMBAC Insured, 5.00%, 11/15/44	A2		129,101
500,000	Dormitory Authority Non State Supported Debt, Revenue Bonds, Columbia University, 5.00%, 7/1/38	Aaa		511,170
	Dormitory Authority, Revenue Bonds:
550,000	Albany Medical Center, Ser. A-1, FSA/FHA Insured, 5.00%, 8/15/18	Aa3		580,954
500,000	Court Facilities Lease, Ser. A, AMBAC Insured, 5.50%, 5/15/26	A1		534,020
250,000	Mental Health Services Facilities Improvement, Ser. B, AMBAC Insured, 5.00%, 2/15/25	AA-	*	252,765
710,000	New York University, Ser. B, 5.00%, 7/1/29	Aa3		727,423
500,000	State Personal Income Tax Education, Ser. B, 5.00%, 3/15/28	AAA	*	518,140
1,000,000	University of Rochester, Ser. A-2, MBIA-IBC Insured, 0.00%, 7/1/39 (1)	A2		866,420
150,000	Environmental Facilities Corp., Personal Income Tax Revenue Bonds, Ser. A, 5.00%, 12/15/19	AAA	*	162,879
250,000	Metropolitan Transportation Authority, Revenue Bonds, Ser. A, 4.00%, 11/15/09	A2		251,870
	Metropolitan Transportation Authority, New York Dedicated Tax Fund:
400,000	Revenue Bonds, Ser. A, FSA Insured, 5.25%, 11/15/24	Aa3		409,784
750,000	Revenue Bonds, Ser. B, 5.00%, 11/15/34	AA	*	736,005

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

July 31, 2009

Principal Amount		Rating (unaudited)		Value
$250,000	Metropolitan Transportation Authority, New York Revenue, Revenue Bonds, Ser. A, MBIA-RE FGIC Insured, 5.00%, 11/15/14	A2		$274,338
100,000	Nassau County, General Improvement, Ser. C, FSA Insured, 5.13%, 1/1/14	Aa3		103,447
850,000	Sales Tax Asset Receivables Corp., Ser. A, FSA-CR MBIA Insured, 5.00%, 10/15/20	Aa3		930,937
1,085,000	Thruway Authority, Revenue Bonds, Second General Highway and Bridge Trust Fund, Ser. A, AMBAC Insured, 5.00%, 4/1/20	AA	*	1,155,590
175,000	Tobacco Settlement Financing Corp., Revenue Bonds, Asset Backed, Ser. A1, BHAC-CR AMBAC Insured, 5.25%, 6/1/21	Aa1		180,066
1,000,000	Triborough Bridge & Tunnel Authority, Revenue Bonds, Subordinate Bonds, AMBAC Insured, 5.13%, 11/15/26	Aa3		1,026,020
1,000,000	Urban Development Corp., Refunding Service Contract, Revenue Bonds, Ser. B, 5.00%, 1/1/20	AA-	*	1,055,490
				10,406,419
	PUERTO RICO (5.9%)
500,000	Commonwealth Highway & Transportation Authority Transportation Revenue, Revenue Bonds, Ser. L, NATL-RE Insured, 5.25%, 7/1/35	Baa1		438,520
4,750,000	Commonwealth Infrastructure Financing Authority, Special Tax Revenue Bonds, Capital Appreciation, Ser. A, AMBAC Insured, 0.00%, 7/1/43 (2)	Baa3		342,902
4,775,000	Sales Tax Financing, Corporate Sales Tax Revenue Bonds, Capital Appreciation, Ser. A, AMBAC Insured, 0.00%, 8/1/54 (2)	A1		243,382
				1,024,804
	VIRGIN ISLANDS (3.2%)
550,000	Public Finance Authority, Revenue Bonds, Gross Receipts Taxes, Ser. A, 6.38%, 10/1/19	Baa3		555,241
	TOTAL MUNICIPAL SECURITIES (96.5%) (Cost $17,605,196)			16,726,399
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (3.5%)			605,290
	NET ASSETS (100.0%)			$17,331,689
	NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($17,331,689 ÷ 2,007,112 shares outstanding)			$8.64

*	Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s

(1)	Convertible capital appreciation bond. Zero coupon rate shown as of July 31, 2009, and will convert to a coupon at a future date.

(2)	Zero coupon bond.

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Statement of Assets and Liabilities
at July 31, 2009 (unaudited)

Assets:
Investment securities, at value
(Cost - $17,605,196)	$16,726,399
Cash	447,716
Interest receivable	179,322
Receivable for trust shares sold	1,500
Prepaid expenses	1,131
Total Assets	17,356,068
Liabilities:
Dividends payable to shareholders	16,553
Payable for trust shares repurchased	65
Accrued expenses:
Advisory fee	5,607
Trustees’ fees and expenses	818
Other	1,336
Total Liabilities	24,379
Net Assets	$17,331,689
Net assets consist of:
Shares of beneficial interest, at $0.01 par value
(authorized unlimited, outstanding 2,007,112 shares)	$20,071
Additional paid-in capital	19,577,416
Distributions in excess of net investment income	(15,276)
Accumulated net realized loss on investments	(1,371,725)
Net unrealized depreciation of investments	(878,797)
Net Assets	$17,331,689
Net Asset Value, Offering and Redemption Price per Outstanding Share ($17,331,689 ÷ 2,007,112 shares outstanding)	$8.64

Statement of Operations
for the Six Months Ended July 31, 2009 (unaudited)

Investment Income:
Interest	$400,375
Expenses:
Advisory fee	52,572
Service and distribution plan fees	21,905
Printing and postage	12,989
Auditing and legal fees	9,873
Transfer agent fees	5,686
Custodian fees	4,382
Trustees’ fees and expenses	1,261
Insurance	964
Registration and filing fees	548
Other	2,955
Total Expenses Before Custody Credits and Fees Waived	113,135
Less: Advisory Fee Waived	(19,715)
Less: Service and Distribution Plan Fees Waived	(21,905)
Less: Custody Credits	(31)
Net Expenses	71,484
Net Investment Income	328,891
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Loss	(203,026)
Change in Net Unrealized Appreciation/(Depreciation)	301,132
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments	98,106
Net Increase in Net Assets from Operations	$426,997

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Statement of Changes in Net Assets
for the Six Months Ended July 31, 2009 (unaudited) and for the Year Ended January 31, 2009

	Six Months Ended July 31, 2009 (unaudited)	Year Ended January 31, 2009
Operations:
Net investment income	$328,891	$669,566
Net realized loss on investments	(203,026)	(1,133,512)
Change in net unrealized appreciation/(depreciation)	301,132	(912,131)
Net increase/(decrease) in net assets from operations	426,997	(1,376,077)
Distributions to Shareholders:
Net investment income	(330,658)	(672,045)
Trust Share Transactions:
Proceeds from sale of shares	429,693	540,375
Proceeds from reinvestment of dividends to shareholders	221,025	443,851
Cost of shares repurchased	(1,701,649)	(1,965,872)
Net decrease in net assets from Trust share transactions	(1,050,931)	(981,646)
Total Decrease in Net Assets	(954,592)	(3,029,768)
Net Assets:
Beginning of period	18,286,281	21,316,049
End of period	$17,331,689	$18,286,281
Distributions in excess of net investment income, at end of period	$(15,276)	$(13,509)

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Notes to Financial Statements (unaudited)

1.      Significant Accounting Policies

Value Line New York Tax Exempt Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City as well as other regions in which the Trust may invest. The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Trust’s investments are valued each business day by an independent pricing service (the “Service”) approved by the Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market, are valued at quotations obtained by the Service from dealers in such securities. Other investments are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type, indications as to values from dealers, and general market conditions.

Short term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B) Fair Value Measurements: The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective February 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Trust would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 — quoted prices in active markets for identical investments
●	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Value Line New York Tax Exempt Trust

July 31, 2009

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.

The following is a summary of the inputs used as of July 31, 2009 in valuing the Trust’s investments carried at value:

ASSETS VALUATION INPUT

Description	Level 1	Level 2
Long-Term Municipal Securities
New York City	$—	$4,739,935
New York State	—	10,406,419
Puerto Rico	—	1,024,804
Virgin Islands	—	555,241
Total Long-Term Municipal Securities	—	16,726,399
Total	$—	$16,726,399

For the six months ended July 31, 2009, there were no Level 3 investments.

(C) Distributions: It is the policy of the Trust to distribute all of its net investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(D) Federal Income Taxes: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in the applicable sections of the Internal Revenue Code, and to distribute all its investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(E) Security Transactions: Securities transactions are recorded on a trade basis. Realized gains and losses from security transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of discounts on investments, is earned from settlement date and recognized on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(F) Representations and Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

(G) Subsequent Events: In accordance with the provision set forth in the FAS 165 Subsequent Events, management has evaluated the possibility of subsequent events existing in the Trust’s financial statements through September 29, 2009. Management has determined that there are no material events that would require disclosure in the Trust’s financial statements through this date.

Value Line New York Tax Exempt Trust

Notes to Financial Statements (unaudited)

2.	Trust Share Transactions and Distributions to Shareholders

Transactions in shares of beneficial interest were as follows:

	Six Months Ended July 31, 2009 (unaudited)	Year Ended January 31, 2009
Shares sold	50,043	60,576
Shares issued to shareholders in reinvestment of dividends	25,752	50,144
Shares repurchased	(197,977)	(214,489)
Net increase/(decrease)	(122,182)	(103,769)
Dividends per share from net investment income	$0.1599	$0.3125

3.	Purchases and Sales of Securities

Purchases and sales of municipal securities, excluding short-term securities, were as follows:

Six Months Ended July 31, 2009 (unaudited)
Purchases:
Long-term obligations	$11,506,941
Maturities or Sales:
Long-term obligations	$10,288,460

4.	Income Taxes

At July 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$17,605,196
Gross tax unrealized appreciation	$106,055
Gross tax unrealized depreciation	($984,852)
Net tax unrealized depreciation on investments	($878,797)

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $52,572 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the six months ended July 31, 2009. This fee was computed at an annual rate of 0.60% of the Trust’s average daily net assets during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers and employees of the Trust and pays their salaries. Direct expenses of the Trust are charged to the Trust while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Trust bears all other costs and expenses in its operation. Effective June 1, 2007, 2008 and 2009, the Adviser contractually agreed to reduce the Trust’s advisory fee by 0.225% for one year periods. The fees waived amounted to $19,715 for the six months ended July 31, 2009. The Adviser has no right to recoup previously waived amounts.

Value Line New York Tax Exempt Trust

July 31, 2009

The Trust has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, compensates EULAV Securities, Inc. (the “Distributor”), formerly Value Line Securities, Inc. prior to May 5, 2009, a wholly-owned subsidiary of Value Line, for advertising, marketing and distributing the Trust’s shares and for servicing the Trust’s shareholders at an annual rate of 0.25% of the Trust’s average daily net assets. Fees amounting to $21,905, before fee waivers were accrued under the Plan for the six months ended July 31, 2009. Effective June 1, 2007, 2008 and 2009, the Distributor contractually agreed to waive the 12b-1 fee for one year periods. For the six months ended July 31, 2009 all 12b-1 fees were waived. The Distributor has no right to recoup previously waived amounts.

For the six months ended July 31, 2009, the Trust’s expenses were reduced by $31 under a custody credit arrangement with the custodian.

Certain officers, employees and a director of Value Line and/or affiliated companies are also officers and a Trustee of the Trust. At July 31, 2009, the officers and Trustee as a group owned 874 shares of beneficial interest in the Trust, representing less than 1% of the outstanding shares.

6.	Other

As previously disclosed, the Securities and Exchange Commission (“SEC”) conducted an investigation regarding whether the Distributor’s brokerage charges and related expense reimbursements from the Value Line Funds (“Funds”) during periods prior to 2005 were excessive and whether adequate disclosure was made to the SEC and the Boards of Directors and shareholders of the Funds. Value Line, Inc. (“Value Line”), the parent company of both the Distributor and the Adviser, has made an offer to settle the investigation. The settlement offer, in which Value Line neither admits nor denies the investigation’s findings, provides that, if accepted by the SEC, approximately $43.7 million would be paid by Value Line into a Fair Fund to reimburse shareholders who owned shares in the affected mutual funds in the period covered by the settlement. In addition, under the settlement offer, Value Line’s CEO and former CCO would be barred from serving as an officer or director of a public company and from association with an investment adviser, broker-dealer or registered investment company subject, in the case of the CEO, to a limited exception from the associational bar for a period of one year from the entry of the settlement order in order to enable steps to be taken that will terminate her association with the Value Line mutual funds, asset management and distribution businesses. The settlement offer will not be effective unless approved by the SEC and no assurance can be given that such approval will be obtained. Value Line management ended the Value Line Funds use of affiliated brokerage in 2004. Value Line has informed the Trust’s management of its belief that there are no loss or gain contingencies that should be accrued or disclosed in the Trust’s financial statements and that the settlement of the SEC investigation is not likely to have a material adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Trust.

Value Line New York Tax Exempt Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended July 31, 2009 (unaudited)
			Years Ended January 31,
			2009	2008	2007	2006	2005*
Net asset value, beginning of period	$8.59		$9.55	$9.71	$9.69	$10.19	$10.41
Income from investment operations:
Net investment income	0.16		0.31	0.36	0.36	0.29	0.27
Net gains or (losses) on securities (both realized and unrealized)	0.05		(0.96)	(0.15)	0.03	(0.20)	(0.07)
Total from investment operations	0.21		(0.65)	0.21	0.39	0.09	0.20
Less distributions:
Dividends from net investment income	(0.16)		(0.31)	(0.36)	(0.36)	(0.29)	(0.27)
Distributions from net realized gains	—		—	(0.01)	(0.01)	(0.30)	(0.15)
Total distributions	(0.16)		(0.31)	(0.37)	(0.37)	(0.59)	(0.42)
Net asset value, end of period	$8.64		$8.59	$9.55	$9.71	$9.69	$10.19
Total return	2.47	%(3)	(6.82)%	2.23%	4.02%	0.94%	1.99	%(3)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$17,332		$18,286	$21,316	$22,806	$24,921	$25,784
Ratio of expenses to average net assets(1)	1.29	%(4)	1.31%	1.12%	1.21%	1.39%	1.40	%(4)
Ratio of expenses to average net assets(2)	0.82	%(4)	0.75%	0.58%	0.73%	1.33%	1.40	%(4)
Ratio of net investment income to average net assets	3.75	%(4)	3.50%	3.77%	3.67%	2.91%	2.86	%(4)
Portfolio turnover rate	62	%(3)	90%	45%	139%	131%	72	%(3)

*	The Trust changed its fiscal year from February to January 31.

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waivers of a portion of the advisory fee by the Adviser and of a portion of the service and distribution fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers, would have been 1.22%, 1.05%, 1.18%, and 1.37% for the period ended January 31, 2009, 2008, 2007 and 2006, respectively and would not have changed for other periods shown.

(2)	Ratio reflects expenses net of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor and net of custody credit arrangement.

(3)	Not annualized.

(4)	Annualized.

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Factors Considered by the Board in Approving the Investment Advisory Agreement for Value Line New York Tax Exempt Trust

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons” of Value Line New York Tax Exempt Trust (the “Trust”), as that term is defined in the 1940 Act (the “Independent Trustees”), annually to consider the investment advisory agreement (the “Agreement”) between the Trust and its investment adviser, EULAV Asset Management, LLC1 (the “Adviser”). As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non- Independent Trustee of the Trust and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.

Both in the meetings which specifically addressed the approval of the Agreement and at other meetings held during the course of the year, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Trust, compared to a peer group of funds consisting of the Trust and all retail and institutional New York municipal debt funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Trust; (iii) sales and redemption data with respect to the Trust; (iv) the general investment outlook in the markets in which the Trust invests; (v) arrangements with respect to the distribution of the Trust’s shares; (vi) the allocation and cost of the Trust’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

1 On June 30, 2008, Value Line, Inc., the Trust’s former investment adviser, reorganized its investment management division into EULAV Asset Management, LLC, a newly formed wholly-owned subsidiary located at 220 East 42nd Street, New York, NY 10017. As part of the reorganization, the Trust’s investment advisory agreement was transferred from Value Line, Inc. to EULAV Asset Management, LLC, and EULAV Asset Management, LLC replaced Value Line, Inc. as the Trust’s investment adviser. For periods prior to June 30, 2008, the term “Adviser” refers to Value Line, Inc.

Value Line New York Tax Exempt Trust

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information, which included data comparing: (i) the Trust’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Trust’s other non-management fees, to those incurred by a peer group of funds consisting of the Trust and 11 other retail front-end load and no-load New York municipal debt funds, as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Trust, the Expense Group and all other retail front-end load and no-load New York municipal debt funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Trust’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Trust’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”). In the separate executive session, the Independent Trustees also reviewed information regarding: (a) the Adviser’s financial results and condition, including the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Trust as well as the Value Line family of funds; (b) the Trust’s current investment management staffing; and (c) the Trust’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Trustees also requested and reviewed information provided by the Adviser relating to an investigation by the Securities and Exchange Commission in the matter of Value Line Securities, Inc.2, the Trust’s principal underwriter and affiliate of the Adviser (the “Distributor”), and a representation by Value Line, Inc. that the resolution of this matter is not likely to have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Trust.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all- important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Trust’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Trust’s performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2008 was below the performance of both the Performance Universe average and the Lipper Index.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Trust’s portfolio, seeking to achieve the Trust’s investment objective and adhering to the Trust’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Trust’s investment operations. The Board concluded that the Trust’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that, effective March 7, 2006, the Adviser voluntarily agreed to waive a portion of the Trust’s management fee, thereby reducing the management fee rate from 0.60% to 0.375% of the Trust’s average daily net assets. In addition, the Board noted that the Adviser and the Board previously agreed that the Trust’s management fee waiver, as described above, would be contractually imposed for each of the one-year periods ended May 31, 2008 and May 31, 2009, so that such waiver could not be changed without the Board’s approval during such periods, and that the Board and the Adviser have currently agreed to extend this contractual waiver through May 31, 2010. The Board noted that, for the most recent fiscal year, the Trust’s management fee rate after giving effect to the contractual management fee waiver was less than that of both the Expense Group average and the Expense Universe average.

2 On May 6, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. No other change was made to the Distributor’s organization, including its operations and personnel.

Value Line New York Tax Exempt Trust

The Board also considered the Trust’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that, effective December 2, 2005, the Distributor previously voluntarily agreed to waive the Trust’s Rule 12b-1 fee, thereby reducing the Trust’s Rule 12b-1 fee rate from 0.25% to 0.00% of the Trust’s average daily net assets. In addition, the Board noted that the Distributor and the Board previously agreed that the Trust’s Rule 12b-1 fee waiver, as described above, would be contractually imposed for each of the one- year periods ended May 31, 2008 and May 31, 2009, so that such waiver could not be changed without the Board’s approval during such periods, and that the Distributor and the Board have currently agreed to extend this contractual 12b-1 fee waiver through May 31, 2010. As a result of these Rule 12b-1 fee waivers and the management fee waivers, the Board noted that the Trust’s total expense ratio after giving effect to these waivers was less than that of the Expense Group average and the Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement for the coming year.

Nature and Qualitv of Other Services. The Board considered the nature, quality, cost and extent of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board also reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Trust’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Trust individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of certain actions taken during prior years. These actions included the Adviser’s reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Trust, including the financial results derived from the Trust’s Agreement, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Trust. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Trust.

Economies of Scale. The Board noted that, given the current and anticipated size of the Trust, any perceived and potential economies of scale were not yet a significant consideration for the Trust and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Trust’s management fee rate to unaffiliated mutual funds included in the Trust’s Expense Group and Expense Universe, the Board was informed by the Adviser that the Adviser and its affiliates do not manage any investment companies or other institutional accounts comparable to the Trust.

Conclusion. The Board, in light of the Adviser’s overall performance, considered it appropriate to continue to retain the Adviser as the Trust’s investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board determined that the Trust’s management fee rate payable to the Adviser under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable. Further, the Board concluded that the Trust’s Agreement is fair and reasonable and approved the continuation of the Agreement for another year.

Value Line New York Tax Exempt Trust

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Trust voted these proxies for the 12-month period ended June 30 is available through the Value Line Funds website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line New York Tax Exempt Trust

Management of the Trust

MANAGEMENT INFORMATION

The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and Officer of the Trust. Each Trustee serves as a director or trustee of each of the 14 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Interested Director*
Thomas T. Sarkany Age 63	Trustee	Since 2008	Mutual Fund Marketing Director of EULAV Securities, Inc. (the “Distributor”), formerly Value Line Securities, Inc.	None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age 53	Trustee	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 77	Trustee (Lead Independent Director since 2008)	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994) Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 73	Trustee	Since 1997	Professor, Skidmore College, since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 70	Trustee	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 60	Director	Since 1996	Senior Financial Advisor, Veritable L.P. (Investment Adviser) since 2004; Senior Financial Advisor, Hawthorn, (2001-2004).	None

Value Line New York Tax Exempt Trust

Management of the Trust

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 Age 55	Trustee	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	None
Officers
Mitchell E. Appel Age 39	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher Age 55	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President, Secretary and a Director of Value Line; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Emily D. Washington Age 30	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Trust’s Statement of Additional Information (SAI) includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-800-243-2729 or on the Trust’s website, www.vlfunds.com.

Value Line New York Tax Exempt Trust

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Value Line New York Tax Exempt Trust

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Value Line New York Tax Exempt Trust

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Value Line New York Tax Exempt Trust

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 29, 2009